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Exhibit 99.2

Kathryn M.S. Catherwood, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA 92101
Attorney for Debtor-In-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: December 2001

TO:    THE HONORABLE Judge Myers
          UNITED STATES BANKRUPTCY JUDGE

        The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: January 18, 2002	/s/ KATHRYN M.S. CATHERWOOD Attorney for Debtor-In-Possession

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 12
FOR THE MONTH ENDING: December 31, 2001

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT *)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	18,523,654.11
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	17,802,860.06
3.	BEGINNING BALANCE	720,797.05
4.	RECEIPTS DURING CURRENT PERIOD
	ACCOUNTS RECEIVABLE — PRE-FILING	0.00
	ACCOUNTS RECEIVABLE — POST-FILING	0.00
	GENERAL SALES	1,703,206.90
	OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees	107,027.02
	OTHER ** (SPECIFY) Working Capital Funding from SCP per Plan	250,000.00
	TOTAL RECEIPTS THIS PERIOD	2,060,233.92
5.	BALANCE:	2,781,030.97
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD	2,319,290.40
	(Total from Page 2)
7.	ENDING BALANCE	461,740.57
8.	GENERAL ACCOUNT NUMBER	0700494381
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051
*
All receipts must be deposited into the general account
**
Include the receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

Date	#	Payee	Purpose	Amount
Checks — Union Bank of California Acct # 0700494381
12/3/01	17668	THE COUDURES FAMILY LIMITED	Rent	42,998.02
12/3/01	17669	FRANK MISSION MARKETPLACE, LLC	Rent	52,688.48
12/3/01	17670	MISSION GROVE THEATER	Rent	64,443.41
12/3/01	17671	MISSION GROVE THEATERS II	Rent	32,355.40
12/3/01	17672	REDEVELOPMENT AGENCY CITY OF	Rent	82,000.00
12/3/01	17673	REDEVELOPMENT AGENCY CITY OF	Rent	12,500.00
12/3/01	17674	UNITED TITLE COMPANY	Rent	4,983.30
12/4/01	17675	20TH CENTURY FOX	Film Payable	16,918.51
12/4/01	17676	BUENA VISTA	Film Payable	34,021.20
12/4/01	17677	DREAM WORKS DISTRIBUTION, LLC	Film Payable	291.90
12/4/01	17678	NEW LINE PICTURES	Film Payable	414.70
12/4/01	17679	PARAMOUNT PICTURES	Film Payable	3,403.44
12/4/01	17680	UNIVERSAL FILM EXCHANGES,INC.	Film Payable	1,867.17
12/4/01	17681	WARNER BROTHERS	Film Payable	127,693.87
12/6/01	17682	AIRBORNE EXPRESS	Film Transport	364.00
12/6/01	17683	DAN CAHILL	Travel	88.66
12/6/01	17684	CAL EXPRESS	Postage	22.50
12/6/01	17685	CALIFORNIA CHOICE BENEFIT ADM	Emp. Benefits	7,376.53
12/6/01	17686	COBRA PRO	Emp. Benefits	1,173.40
12/6/01	17687	CONTINENTAL STOCK TRANSFER	Outside Svcs	600.43
12/6/01	17688	CROWN POINT DESIGN & EMBROIDER	Uniforms	614.43
12/6/01	17689	DEPARTMENT OF PUBLIC HEALTH	Licenses	708.00
12/6/01	17690	ENERGI	Outside Svcs	52.50
12/6/01	17691	GENESYS CONFERENCING	Computer	389.48
12/6/01	17692	THE GUARDIAN	Emp. Benefits	1,281.88
12/6/01	17693	HOLLAND & KNIGHT LLP	Legal	137,560.32

12/6/01	17694	INLAND LIGHTING SUPPLIES, INC.	Operating Supplies	299.93
12/6/01	17695	JANITORIAL MAINTENANCE	Janitorial	4,000.00
12/6/01	17696	MICHAEL F. KERR	R & M	1,114.00
12/6/01	17697	LEVITZ, ZACKS & CICERIC	Accounting	2,966.17
12/6/01	17698	MERRILL COMMUNICATIONS L.L.C	PR	2,717.00
12/6/01	17699	MITCHELL GLASS CO.	R & M	838.50
12/6/01	17700	NATIONAL SCREEN SERVICE	Advertising	29.66
12/6/01	17701	NATION SMITH HERMES DIAMOND	Accounting	7,021.51
12/6/01	17702	PACIFIC BELL	Telephone	30.66
12/6/01	17703	PRINTEK BUSINESS SOLUTIONS	Printing	297.31
12/6/01	17704	R/C ELECTRIC	Miscellaneous	850.00
12/6/01	17705	SKY COURIER	Film Transport	18.20
12/6/01	17706	SOURCE ONE	R & M	12.30
12/6/01	17707	STRUCTURAL TERMITE& PEST	R & M	170.00
12/6/01	17708	TNT COMPANY	Advertising	245.32
12/6/01	17709	ROY M. VAN ASCH, JANITORIAL	Janitorial	1,875.80
12/6/01	17710	VERIZON CALIFORNIA	Telephone	243.67
12/6/01	17711	VISION SERVICE PLAN- (CA)	Emp. Benefits	481.39
12/6/01	17712	W.K. GRAFF CO.	R & M	220.00
12/6/01	17713	COCA-COLA ENTERPRISES	Concession Inventory	24,896.67
12/6/01	17714	HERITAGE FOODS LLC	Concession Inventory	640.07
12/6/01	17715	ICEE — USA CORP.	Concession Inventory	7,266.90
12/6/01	17716	METROPOLITAN PROVISIONS	Concession Inventory	7,070.03
12/6/01	17717	PEPSI-COLA COMPANY	Concession Inventory	2,523.60
12/6/01	17718	PROMOTIONAL MANAGE GRP, INC.	Concession Inventory	19,262.50
12/10/01	17719	CINEMASTAR LUXURY THEATERS	Petty cash	719.93
12/11/01	17720	20TH CENTURY FOX	Film Payable	38,534.87

12/11/01	17721	BUENA VISTA	Film Payable	28,450.95
12/11/01	17722	PARAMOUNT PICTURES	Film Payable	1,905.60
12/11/01	17723	UNIVERSAL FILM EXCHANGES,INC.	Film Payable	35,084.27
12/11/01	17724	WARNER BROTHERS	Film Payable	67,685.19
12/13/01	17725	AIRBORNE EXPRESS	Film Transport	254.80
12/13/01	17726	AON RISK SERVICES, INC.	Insurance	21,107.00
12/13/01	17727	ARMORED TRANSPORT	Security	1,257.00
12/13/01	17728	BAUGHMAN WALLCOVERING	R & M	425.00
12/13/01	17729	BRAKE WATER TRANSPORT, INC.	Film Transport	1,405.00
12/13/01	17730	CALIFORNIA TILE&FLOOR COVERING	R & M	11,840.00
12/13/01	17731	CALIFORNIA COFFEE SERVICE	R & M	818.03
12/13/01	17732	CALIFORNIA CHOICE BENEFIT ADM	Emp. Benefits	9,311.04
12/13/01	17733	CITY OF RIVERSIDE	Utilities	12,916.94
12/13/01	17734	CITY OF SAN BERNARDINO	Security	1,149.96
12/13/01	17735	CR&R INC.	Utilities	1,088.67
12/13/01	17736	D.C. ELECTRONICS TWO, INC.	Security	215.00
12/13/01	17737	EASTERN MUNICPAL WATER DIST.	Utilities	153.77
12/13/01	17738	GENESYS CONFERENCING	Computer	77.36
12/13/01	17739	GOLD MEDAL PRODUCTS COMPANY	R & M	238.75
12/13/01	17740	THE GUARDIAN	Emp. Benefits	1,746.13
12/13/01	17741	INLAND LIGHTING SUPPLIES, INC.	Operating Supplies	1,320.50
12/13/01	17742	INTERDESIGN	MG Expansion	67.50
12/13/01	17743	LIONS GATE FILMS	Film Payable	268.00
12/13/01	17744	MANULIFE FINANCIAL	Emp. Benefits	2,623.54
12/13/01	17745	MARSH USA INC.	Insurance	18,806.93
12/13/01	17746	NORTH COUNTY TIMES	Advertising	2,299.98
12/13/01	17747	IMPERIAL CREDIT INDUSTRIES INC	Rent	7,676.28
12/13/01	17748	OFFICE DEPOT, INC	Office Supplies	592.12

12/13/01	17749	PACIFIC BELL	Telephone	1,282.94
12/13/01	17750	PARAMONT PICTURES	Film Payable	674.00
12/13/01	17751	PC CONNECTION SALES CORP	Computer	658.95
12/13/01	17752	PLUSH APPEAL, L.L.C.	Video Game Expense	1,323.86
12/13/01	17753	PROCTOR COMPANIES	R & M	366.35
12/13/01	17754	PURE FLO WATER	Office Expenses	37.28
12/13/01	17755	REEL SOURCE, INC.	Outside Svcs	175.00
12/13/01	17756	R & J FIAL ENTERPRISES	Uniforms	19.49
12/13/01	17757	SAN BERNARDINO COUNTY SUN	Advertising	7,716.28
12/13/01	17758	SEATING CONCEPTS	R & M	226.25
12/13/01	17759	SKY COURIER	Film Transport	109.20
12/13/01	17760	SOLOMON FRIEDMAN	Advertising	160.00
12/13/01	17761	SOURCE ONE	R & M	651.72
12/13/01	17762	SOUTHERN CALIFORNIA EDISON	Utilities	9,573.66
12/13/01	17763	STATE COMPENSATION INS. FUND	Workers Comp.	7,250.48
12/13/01	17764	THEATRICAL DISTRIBUTION SERV.	Advertising	7.46
12/13/01	17765	TRICO DISPOSAL, INC.	Utilities	626.31
12/13/01	17766	UNITED PARCEL SERVICE	Postage	12.40
12/13/01	17767	VERIZONE WIRELESS	Telephone	249.61
12/13/01	17768	VERIZON CALIFORNIA	Telephone	597.24
12/13/01	17769	WARNER BROTHERS	Film Payable	1,793.72
12/13/01	17770	WAXIE SANITARY SUPPLY	Janitorial	1,629.81
12/13/01	17771	WESTERN MUNICIPAL WATER DIST.	Utilities	532.38
12/13/01	17772	W.K. GRAFF CO.	R & M	85.00
12/13/01	17773	WRS MAINTENANCE & JANITORIAL	Janitorial	825.00
12/13/01	17774	KIM ZOLNA	Travel	420.76
12/13/01	17775	COCA-COLA ENTERPRISES	Concession Inventory	5,512.34
12/13/01	17776	HERITAGE FOODS LLC	Concession Inventory	968.46
12/13/01	17777	METROPOLITAN PROVISIONS	Concession Inventory	6,541.18

12/18/01	17778	ABILITY SEPTIC & SEWER	R & M	1,750.00
12/18/01	17779	20TH CENTURY FOX	Film Payable	43,839.71
12/18/01	17780	BUENA VISTA	Film Payable	9,580.73
12/18/01	17781	PARAMOUNT PICTURES	Film Payable	806.18
12/18/01	17782	UNIVERSAL FILM EXCHANGES,INC.	Film Payable	9,803.60
12/18/01	17783	WARNER BROTHERS	Film Payable	25,137.68
12/20/01	17784	AIRBORNE EXPRESS	Film Transport	182.00
12/20/01	17785	ALLEN ELROD	Miscellaneous	999.76
12/20/01	17786	AMERICAN EXPRESS	Miscellaneous	2,953.22
12/20/01	17787	AMLON TICKET	Printing	42.14
12/20/01	17788	CONTINENTAL STOCK TRANSFER	Outside Svcs	544.47
12/20/01	17789	DE LAGE LANDEN	Equipment rental	77.43
12/20/01	17790	EMERITUS COMMUNICATIONS	Telephone	122.47
12/20/01	17791	FASHION SEAL UNIFORMS	Uniforms	603.43
12/20/01	17792	LUCE FORWARD HAMILTON & SCRIPP	Legal	380,000.00
12/20/01	17793	MCDONALD & ASSOCIATES, LLC	Advertising	948.00
12/20/01	17794	MURPHY'S PRINTING	Printing	1,370.36
12/20/01	17795	PACIFIC BELL	Telephone	396.20
12/20/01	17796	THE PRESS ENTERPRISE CO.	Advertising	14,457.12
12/20/01	17797	MARTIN REYES	Office Equipment	75.00
12/20/01	17798	SOURCE ONE	R & M	177.08
12/20/01	17799	STRUCTURAL TERMITE& PEST	R & M	85.00
12/20/01	17800	UNION TRIBUNE	Advertising	812.40
12/20/01	17801	UNITED PARCEL SERVICE	Postage	109.95
12/20/01	17802	WAXIE SANITARY SUPPLY	Janitorial	2,063.19
12/20/01	17803	WRS MAINTENANCE & JANITORIAL	Janitorial	5,174.38
12/20/01	17804	COCA-COLA ENTERPRISES	Concession Inventory	2,367.68
12/20/01	17805	ICEE — USA CORP.	Concession Inventory	1,286.70
12/20/01	17806	METROPOLITAN PROVISIONS	Concession Inventory	6,102.53

12/21/01	17807	CITY CLERK	Licenses	2,737.99
12/26/01	17808	20TH CENTURY FOX	Film Payable	15,568.12
12/26/01	17809	BUENA VISTA	Film Payable	5,621.04
12/26/01	17810	PARAMOUNT PICTURES	Film Payable	439.20
12/26/01	17811	UNIVERSAL FILM EXCHANGES,INC.	Film Payable	3,248.73
12/26/01	17812	WARNER BROTHERS	Film Payable	50,724.83
12/28/01	17813	AIRBORNE EXPRESS	Film Transport	91.00
12/28/01	17814	DAN CAHILL	Travel	58.50
12/28/01	17815	C.A.P.S	Security	75.00
12/28/01	17816	CITY OF OCEANSIDE	Utilities	1,850.15
12/28/01	17817	EMERITUS COMMUNICATIONS	Telephone	197.58
12/28/01	17818	THE GUARDIAN	Emp. Benefits	395.71
12/28/01	17819	HOSTING.COM	Computer	290.78
12/28/01	17820	JANITORIAL MAINTENANCE	Janitorial	13,270.00
12/28/01	17821	MICHAEL F. KERR	R & M	990.00
12/28/01	17822	MCCANN-ERICKSON, INC.	Advertising	157.54
12/28/01	17823	OPTIMAL INEGRATED SOLUTIONS	Computer	50.00
12/28/01	17824	PARAMONT PICTURES	Film Payable	350.00
12/28/01	17825	PROCTOR COMPANIES	R & M	197.02
12/28/01	17826	QUIEL BROS. SIGN CO., INC.	R & M	778.40
12/28/01	17827	R & J FIAL ENTERPRISES	Uniforms	30.11
12/28/01	17828	SAN BERNARDINO & RIVERSIDE	R & M	778.38
12/28/01	17829	SOLOMON FRIEDMAN	Advertising	150.00
12/28/01	17830	SOURCE ONE	R & M	3,921.80
12/28/01	17831	SOUTHERN CALIFORNIA EDISON	Utilities	20,358.90
12/28/01	17832	STRUCTURAL TERMITE& PEST	R & M	205.00
12/28/01	17833	UNIVERSAL PICTURES	Film Payable	1,100.89
12/28/01	17834	VERIZON CALIFORNIA	Telephone	249.23
12/28/01	17835	WARNER BROTHERS	Film Payable	1,081.09
12/28/01	17836	COCA-COLA ENTERPRISES	Concession Inventory	5,205.54
12/28/01	17837	HERITAGE FOODS LLC	Concession Inventory	593.86

12/28/01	17838	METROPOLITAN PROVISIONS	Concession Inventory	9,017.34
Wire Transfers — Union Bank of California Acct # 0700494381
12/11/01	438	SONY PICTURES	Film Payable	63,000.00
12/21/01	439	SONY PICTURES	Film Payable	40,000.00
					1,786,622.10
Direct Debits — Union Bank of California Acct # 0700494381
12/3/01		UBOC	Loan Payment	40,275.78
12/7/01		ADP	Payroll Fees	139.95
12/14/01		ADP	Payroll Fees	587.95
12/19/01		State Board of Equalization	Sales Tax Payment	22,224.00
12/21/01		ADP	Payroll Fees	347.66
12/26/01		UBOC	Bank Service Charge	9,440.59
12/28/02		ADP	Payroll Fees	603.45
12/31/02		UBOC	Loan Payment	39,981.58
12/31/02		UBOC	Net Change Purchase	-2,500.00
12/31/02		UBOC	Tax account bank fees	8.96
12/31/02		USPS	Postage	62.89
					111,172.81
Checks — Semi-Annual Distribution Fund — Union Bank of California Acct # 4570001189
					0.00
Checks — Elective Creditor Distribution Fund — Union Bank of California Acct # 4570001170
12/6/01	2008	SAN DIEGO GAS & ELECTRIC		31,495.49
					31,495.49
Intercompany Transfers
4-Dec		To UBOC Acct. # 07007494365	Payroll	130,000.00
10-Dec		To UBOC Acct. # 07007494365	Payroll	110,000.00
10-Dec		To UBOC # 2180038712	Sales Tax	15,000.00
19-Dec		To UBOC Acct. # 07007494365	Payroll	5,000.00
19-Dec		To UBOC # 2180038712	Sales Tax	25,000.00
27-Dec		To UBOC Acct. # 07007494365	Payroll	105,000.00
					390,000.00
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS					2,319,290.40

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	2,300,535.93
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	2,354,605.88
3.	BEGINNING BALANCE	(54,069.95)
4.	RECEIPTS DURING CURRENT PERIOD	350,000.00
	TRANSFERRED FROM GENERAL ACCOUNT
5.	BALANCE:	295,930.05
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD	245,784.61
7.	ENDING BALANCE	50,145.44
8.	PAYROLL ACCOUNT NUMBER	07007494365
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

December 7, 2001	Payroll Run — Summary of Expense
	Wages Earned — Normal Recurring	75,565.54
	Wages Earned — Adjustments & Voids	2,594.92
	Wage Garnishments	160.90
	Federal IncomeTaxes	9,967.53
	Social Security	11,585.07
	Medicare	2,904.58
	State Unemployment Taxes — Employer	1,382.75
	Federal Unemployment Taxes	356.84
	State Unemployment Taxes — Employee	685.30
	State Income Taxes	1,849.06
		107,052.49
December 7, 2001	Payroll Run — Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	104,457.57
	Manual Checks, etc.	2,594.92
			107,052.49
December 14, 2001	Payroll Run — Summary of Expense
	Wages Earned — Normal Recurring	26,810.62
	Wages Earned — Adjustments & Voids	778.09
	Wage Garnishments	0.00
	Federal IncomeTaxes	12,511.37
	Social Security	4,862.28
	Medicare	1,337.48
	State Unemployment Taxes — Employer	106.95
	Federal Unemployment Taxes	27.60
	State Unemployment Taxes — Employee	202.07
	State Income Taxes	2,717.45
		49,353.91
December 14, 2001	Payroll Run — Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	48,575.82
	Manual Checks Issued	778.09
			49,353.91
December 21, 2001	Payroll Run — Summary of Expense
	Wages Earned — Normal Recurring	65,680.93
	Wages Earned — Adjustments & Voids	128.98
	Wage Garnishments	145.65
	Federal IncomeTaxes	8,291.15
	Social Security	9,238.02
	Medicare	2,444.91
	State Unemployment Taxes — Employer	953.31
	Federal Unemployment Taxes	246.02
	State Unemployment Taxes — Employee	541.77
	State Income Taxes	1,707.47
		89,378.21
December 21, 2001	Payroll Run — Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	89,249.23
	Manual Checks Issued	128.98
			89,378.21
TOTAL PAYROLL ACCOUNT DISBURSEMENTS			245,784.61

B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	159,000.00
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	153,796.29
3.	BEGINNING BALANCE	5,203.71
4.	RECEIPTS DURING CURRENT PERIOD
	TRANSFERRED FROM GENERAL ACCOUNT	40,000.00
5.	BALANCE:	45,203.71
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Date: 12/19/01, wire transfer, To: CA State Board of Equalization	22,224.00
	TOTAL DISBURSEMENTS THIS PERIOD	22,224.00
7.	ENDING BALANCE	22,979.71
8.	TAX ACCOUNT NUMBER	02180038712
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD
GENERAL ACCOUNT	461,791.61
PAYROLL ACCOUNT	50,145.44
TAX ACCOUNT	22,979.71
OTHER ACCOUNTS *:	2,209,913.50
OTHER MONIES *:	0.00
PETTY CASH **	0.00
TOTAL CASH AVAILABLE	2,744,830.26
*
Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.) and the depository name, location, and account number
**
Attach exhibit itemizing all petty cash transactions

NOTE:  Attach copies of all monthly accounts from financial institutions for each account

OTHER ACCOUNTS (Supplement to schedule I.D.)

Bank / Account Type	Account #	Balance
Bank of America
Master Concentration	14501-09188	0.00
Merchant	14501-09189	0.00
Moviefone	14502-09192	0.00
Union Bank of California
Master Concentration	0700494-349	1,168,417.85
Merchant	0700494-357	234,177.74
Moviefone	0700494-146	0.00
Elective Creditor Distribution Fund	457000-1170	553,155.32
Semi-Annual Distribution Fund	457000-1189	4,162.59
FOB Cinemastar Luxury Cinemas, Inc.	0700494-373	0.00
Working Capital Account	457000-1197	250,000.00

Total		2,209,913.50

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE
Oceanside Mission Market Place (Lessor MM 13 Theater)	Monthly	$57,678.10	0	$0.00
Coudres Family Ptrship (Lessor PR 10 Theater)	Monthly	$35,740.55	0	$0.00
MDA — San Bernardino (Lessor SB20 Thtr)	Monthly	$96,851.61	0	$0.00
Mission Grove Theater Properties I&II (Lessor MG 18 Theater)	Monthly	$89,050.40	0	$0.00
United Title Company (Lessor — Corp Offices)	Monthly	$4,983.40	0	$0.00
Union Bank of California ($2,000,000 loan, principal and interest)	Monthly	$57,472.22	0	$0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	233,554.77
TOTAL WAGES PAID	245,784.61
	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING
STATE WITHHOLDING
FICA-EMPLOYER'S SHARE
FICA — EMPLOYEE'S SHARE
FEDERAL UNEMPLOYMENT
STATE WITHHOLDING
SALES AND USE	14,013.28	0.00
REAL PROPERTY
OTHER (SPECIFY)

TOTAL	14,013.28	0.00

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

		ACCOUNTS RECEIVABLE
	ACCOUNTS PAYABLE * (POST-PETITION ONLY)
		Post-Petition	Pre-Petition
30 days or less	82,427.31
31-60 days
61-90 days
91-120 days
Over 120 days

TOTALS:	82,427.31

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
Directors & Officers Liability	Gulf Insurance Company	$3,000,000	10/18/02	10/18/02
General Liability	Royal and Sun Alliance	$2,000,000	12/19/02	10/18/02
Automobile Liability	Royal and Sun Alliance	$1,000,000	12/19/02	10/18/02
Crime	Royal and Sun Alliance	$100,000	12/19/02	10/18/02
Property	Royal and Sun Alliance	$35,212,960	12/19/02	10/18/02
Umbrella Liability	Zurich	$10,000,000	12/19/02	10/18/02
Workers Compensation	State (of CA) Compensation Insurance Fund	Variable	n/a	3/31/02
Foreign Package	ACE USA	$1,000,000	10/15/02	10/14/02

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
3/31/01	3,552,815.00	8,000.00	5/17/01	8,000.00	0.00
6/30/01	4,473,768.00	8,000.00	7/11/01	8,000.00	0.00
9/30/01	6,430,686.00	10,000.00	10/26/01	10,000.00	0.00
*
Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Admission Revenue	1,162,273	13,204,817
Concession Revenue	466,274	5,227,750
Video Revenue	21,031	262,136
Screen Advertising	10,366	113,385
Other Revenues	1,229	38,002

Theater Revenue	1,661,173	18,846,091
Film Rental Expense	548,396	7,143,372
Concession COGS	84,066	812,962

Theater Cost of Goods Sold	632,462	7,956,333

Theater Gross Margin	1,028,711	10,889,757

Salaries	161,166	1,731,580
Payroll Taxes	14,941	179,354
Rent Expense	253,658	3,322,632
CAM Expense	31,257	379,475
Utility Expense	55,965	765,806
Advertising Expense	24,048	251,754
Co-op Advertising Expense	8,362	96,748
Repairs & Maint Expense	16,623	155,778
Janitorial Services	20,320	261,844
Janitorial Supplies Expense	2,067	71,909
Insurance Expense	36,828	245,768
Property Taxes	18,187	315,289
Security Expense	3,256	45,861
Travel & Entertainment	572	4,846
Vehicle Expense	0	0
Supplies Expense	5,396	95,383
Banking Fees	9,344	80,809
Equipment Rental Expense	470	11,621
Outside Services Expense	0	210
Other Theater Expense	9,614	77,543
Pre-Opening Expense	0	0

Theater Operating Expenses	672,076	8,094,210

Operating Income	356,635	2,795,547

General & Administrative Expenses	169,806	1,649,756
Deprec & Amortization	209,494	1,781,507
Interest Expense	9,422	485,740
Interest/Dividend Income	(9)	(17,079)
Taxes	0	5,299
Non-Recurring Income/Expense	0	(150,190)

Non-Operating (Income)/Expense	388,712	3,755,034

Net Income	(32,077)	(959,487)

VIII.BALANCE SHEET (ACCRUAL BASIS ONLY)

Current Month End
Cash	2,438,487
Accts Receivable	9,346
Conc Inventory	39,973
Concession Rebates	8,764
Supplies Inventory	9,777
Prepaids	864,462

Current Assets	932,322
Fixed Assets	24,367,206
Accumulated Depreciation	(14,199,519)

Net Fixed Assets	10,167,687
Deposits-Leases	0
Deposits-Concession	2,475
Deposits	0
Investment CLT SA de CV	22,875
Investment in Mexico	339,643
Goodwill — Mexico	(168,436)

Other Assets	196,557

Assets	13,735,052

Accounts Payable	1,750,388
Accrued Payroll	149,048
Other Accruals	1,111,764
Deferred Revenue	556,575
Concession Advances	(18,926)
Short Term Notes Payable	0

Current Liabilities	3,548,849
Capital Leases	(10,401)
Credit Facility Debt	1,128,000
Notes Payable	2,028,465

Debt and Capital Leases	3,146,064
Deferred Rent Accrual	4,290,356
Intercompany Accounts	2,085,066

Long-Term Liabilities	6,375,421
Common Stock	62,892
Additional Paid In Capital	29,642,292
Treasury Stock
Retained Earnings	(26,278,047)
Current Year Retained Earnings	(3,779,079)
Current Year Dividends	0

Shareholders' Equity	664,717

Liabilities & Equity	13,735,052

IX. QUESTIONNAIRE

1.
Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?
No  /x/
Yes  / /
Explain:

2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?
No  /x/
Yes  / /
Amount, to whom, and for what period:

3.
State what progress was made during the reporting period toward filing a plan of reorganization: Plan became effective on October 18, 2001.

4.
Describe potential future events which may have a significant impact on the case.

5.
Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.
Did you receive any exempt income this month, which is not set forth in the operating report?
No  /x/
Yes  / /
If yes, please set forth the amounts and the source of the income.

        I, Donald H. Harnois, Jr., Chief Financial Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: January 18, 2002	/s/ DONALD H. HARNOIS, JR. Principal for debtor-in-possession

QuickLinks

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF CALIFORNIA
UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA
I. CASH RECEIPTS AND DISBURSEMENTS A. (GENERAL ACCOUNT *)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)
B. (PAYROLL ACCOUNT)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)
B. (TAX ACCOUNT)
D. SUMMARY SCHEDULE OF CASH
OTHER ACCOUNTS (Supplement to schedule I.D.)
II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS
III. TAX LIABILITIES
IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
V. INSURANCE COVERAGE
VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)
VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)
VIII.BALANCE SHEET (ACCRUAL BASIS ONLY)
IX. QUESTIONNAIRE